                                                                   EXHIBIT 10.76

                            SHAREHOLDERS AGREEMENT

     THIS SHAREHOLDERS AGREEMENT (this "Agreement"), dated as of June 12, 2000 is made between STATION CASINOS, INC., a Nevada corporation ("Purchaser"), and PAUL W. LOWDEN, an individual, DAVID G. LOWDEN, an individual, and CHRISTOPHER
W. LOWDEN, an individual (each a "Principal Shareholder", and collectively the "Principal Shareholders"). Capitalized terms not specifically defined herein shall have the meanings given such terms in the Purchase Agreement (as hereinafter defined).

          WHEREAS, Santa Fe Hotel Inc., a Nevada corporation (the "Subsidiary"), Santa Fe Gaming Corporation, a Nevada corporation (the "Company"), and Purchaser are entering into that certain Asset Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), pursuant to which all or substantially all of the assets of the Subsidiary shall be sold to Purchaser;

          WHEREAS, each Principal Shareholder is the record and beneficial owner of the number of shares of common stock or preferred stock of the Company (collectively, the "Company Shares") set forth on Schedule A hereto;
                                                  ----------

          WHEREAS, as a condition to entering into the Purchase Agreement and incurring the obligations set forth therein, the Company and Purchaser have required that the Principal Shareholders agree to enter into this Agreement; and

          WHEREAS, each Principal Shareholder believes that it is in the best interests of the Company and its shareholders to induce Purchaser to enter into the Purchase Agreement and, therefore, the Principal Shareholders are willing to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I

                                VOTING AGREEMENT
                                ----------------

          1.1.  Voting Agreement.  Each Principal Shareholder hereby agrees that
                ----------------
during the time this Agreement is in effect, at any meeting of the shareholders of the Company (the "Company Shareholders"), however called, and in any action by consent of the shareholders of the Company, he shall vote all of his Company
Shares: (A) in favor of the transactions contemplated in the Purchase Agreement, this Agreement (as it may be amended from time to time) and the transactions contemplated by this Agreement, and (B) against any other proposal for any recapitalization, merger or other transaction requiring a vote of the Company Shareholders.

          1.2.  Irrevocable Proxy.  In the event any Principal Shareholder shall
                -----------------
fail to comply with the provisions of Section 1.1 hereof as determined by
                                      -----------
Purchaser in its sole and absolute discretion, such Principal Shareholder agrees that such failure shall result, without any further action by such Principal Shareholder, in the irrevocable appointment of Purchaser, until termination of this Agreement, as such Principal Shareholder's attorney and proxy pursuant to the provisions of Nevada Revised Statutes Section 78.355, with full power of substitution, to vote, and otherwise act (by written consent or otherwise) with respect to the Company Shares which such Principal Shareholder is entitled to vote at any meeting of Company Shareholders (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise, on the matters and in the manner specified in
Section 1.1 hereof. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED
-----------
WITH AN INTEREST. Each Principal Shareholder hereby revokes all other proxies and powers of attorney with respect to the Company Shares which such Principal Shareholder may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Principal Shareholder with respect to the matters covered by this proxy. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of any Principal Shareholder and any obligation of such Principal Shareholder under this Agreement shall be binding upon his heirs, personal representatives and successors.

                                  ARTICLE II

                       REPRESENTATIONS AND WARRANTIES OF
                       ---------------------------------
                            PRINCIPAL SHAREHOLDERS
                            ----------------------

          Each Principal Shareholder hereby severally and not jointly represents and warrants to Purchaser as follows:

          2.1. Capacity and Authority.  Each Principal Shareholder has full
               ----------------------
legal capacity and requisite right, power and authority to execute, deliver and perform his obligations under this Agreement. This Agreement has been duly executed and delivered by each Principal Shareholder, and such execution and delivery has been duly approved and authorized by all requisite action on the part of such Principal Shareholder and such approval and authorization has not been rescinded. This Agreement constitutes the legal, valid and binding obligation of each Principal Shareholder, enforceable against it in accordance with its terms. The failure of the spouse, if any, of any Principal Shareholder to be a party or signatory to this Agreement shall not (i) prevent such Principal Shareholder from performing such Principal Shareholder's obligations and consummating the transactions contemplated hereunder or (ii) prevent this Agreement from constituting the legal, valid and binding obligation of such Principal Shareholder in accordance with its terms.

          2.2. No Conflicts.  Except as set forth on Schedule 2.2, neither the
               ------------                          ------------
execution, delivery and performance of this Agreement by each Principal Shareholder, nor the consummation by each Principal Shareholder of the transactions contemplated hereby, will (a) conflict with, or result in a breach of, any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of the Company, (b) conflict with, result in a breach or violation of any Laws or give rise to a default under or result in the acceleration of performance under any contract to which such Principal Shareholder or any of his assets, properties or businesses may be subject, which conflict, breach, default, violation or acceleration would materially prevent or delay consummation of the transactions contemplated by this Agreement, or (c) give rise to an imposition of any Lien of any nature whatsoever upon any of the Principal Shareholders' Company Shares.

          2.3. Ownership of Shares.  Each Principal Shareholder has good and
               -------------------
marketable title to such Principal Shareholder's Company Shares free and clear of any Liens and is not a party to any agreement, trust or other arrangement that in any way restricts such Principal Shareholder's ability to perform his obligations under this Agreement, including, without limitation, voting or transferring such Company Shares.

          2.4. Government Approvals and Filings.  No approval, authorization,
               --------------------------------
consent, license, clearance or order of, declaration, or notification to, or filing, registration or compliance with any governmental or regulatory authority is required to permit each Principal Shareholder to enter into this Agreement or to consummate the transactions contemplated herein.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------
                                 OF PURCHASER
                                 ------------

          Purchaser hereby represents and warrants to the Principal Shareholders as follows:

          3.1. Purchaser's Organization and Good Standing.  Purchaser is a
               ------------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada, and it has all corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Purchaser is duly qualified to do business and is in good standing in each jurisdiction where the character of property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not materially prevent or delay consummation of the transactions contemplated by this Agreement.

          3.2. Power and Authority; Execution and Delivery.  Purchaser has all
               -------------------------------------------
requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly approved and authorized by all requisite corporate action of Purchaser, and such approval has not been modified or rescinded. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

          3.3. Governmental Approvals and Filings.  No approval, authorization,
               ----------------------------------
consent, license, clearance or order of, declaration or notification to, or filing, registration or compliance with, any governmental or regulatory authority, is required in order to permit Purchaser to enter into this Agreement or to consummate the transactions contemplated herein.

          3.4. No Conflict.  Neither the execution, delivery and performance of
               -----------
this Agreement by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, will (i) conflict with, or result in a breach of any of the terms, conditions or provisions of the Articles of Incorporation or By-laws of Purchaser, (ii) conflict with, result in a breach or violation of, give rise to a default under or result in the acceleration of performance under any mortgage, lease, agreement, note, bond, indenture, guarantees or any Laws to which Purchaser may be subject, which conflict, breach, default, violation or acceleration would not materially prevent or delay consummation of the transactions contemplated by this Agreement, or (iii) give rise to an imposition of any Lien, charge, security interest or encumbrance of any nature whatsoever upon any of the assets of Purchaser.

                                  ARTICLE IV

                    COVENANTS OF THE PRINCIPAL SHAREHOLDERS
                    ---------------------------------------

          4.1. No-Sale Agreements.  Each Principal Shareholder agrees that he
               ------------------
shall not between the date hereof and the Transfer Time, make any sale, transfer or other disposition of, or permit the incurrence of any Lien on, his Company Shares.

          4.2. No Solicitation or Negotiation.  Each Principal Shareholder
               ------------------------------
agrees that between the date of this Agreement and the earlier of (i) the Transfer Time under the Purchase Agreement, and (ii) the termination of this Agreement, the Principal Shareholders nor any of their Affiliates, representatives or agents will (a) solicit, initiate, consider, encourage or accept any other proposals or offers from any person or entity (A) relating to any acquisition or purchase of all or any portion of the capital stock or a material portion of the assets of the Subsidiary, (B) to enter into any business combination with the Company, or (C) to enter into any other extraordinary business transaction involving or otherwise relating to the Company or the Subsidiary, or (b) knowingly participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any other person or entity any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage, any effort or attempt by any other person or entity to seek to do any of the foregoing. Each Principal Shareholder agrees to immediately cease and cause to be terminated all existing discussions, conversations, negotiations and other communications with any persons or entities conducted heretofore with respect to any of the foregoing. Each Principal Shareholder agrees to notify Purchaser promptly if any such proposal or offer, or any inquiry or other contact with any person or entity with respect thereto, is made and shall, in any such notice to Purchaser, indicate in reasonable detail the identity of the person or entity making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contact. Each Principal Shareholder agrees not to, without the prior written consent of Purchaser, release any person or entity from, or waive any provision of, any confidentiality or standstill agreement relating to the Company to which such Principal Shareholder is a party. Pursuant to the terms of any existing confidentiality agreement to which any Principal Shareholder is a party, such Principal Shareholder agrees to cause the return or destruction of any confidential or proprietary information relating to the Company in the possession of any third party.

          4.3. Confidentiality.  Each Principal Shareholder agrees to, and shall
               ---------------
cause his Affiliates to, abide by the provisions of Section 14.06 of the Purchase Agreement as those provisions pertain to Affiliates of the Company.

                                   ARTICLE V

                                  TERMINATION
                                  -----------

          5.1. Termination.  The Principal Shareholders' obligations hereunder
               -----------
shall terminate in the event of a termination pursuant to Article XII of the Purchase Agreement, except that (i) the provisions of Section 4.3 of this
                                                      -----------
Agreement (with respect to confidential information of Purchaser and its business) shall continue to apply to the same extent that the provisions of
Section 14.06 of the Purchase Agreement remain applicable, and (ii) nothing contained herein shall relieve any party hereto from liability for breach of its representations, warranties, covenants or agreements contained in this Agreement or the Purchase Agreement.

                                  ARTICLE VI

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          6.1. Notices, Etc.  All notices, requests, demands, and other
               ------------
communications hereunder shall be in writing and shall be deemed to have been duly given, when delivered in person, or when mailed by certified or registered mail, postage prepaid, or when given by confirmed facsimile transmission, as follows:

          (a)  If to Purchaser:

               Station Casinos, Inc.
               2411 West Sahara Avenue
               Las Vegas, Nevada 89102
               Attention: Scott M. Nielson, Esq.
               Telephone: (702) 367-2458
               Facsimile: (702) 253-2926

          with copies to:

               Milbank, Tweed, Hadley & McCloy LLP
               601 S. Figueroa Street, 30th Floor
               Los Angeles, CA 90017
               Attention: Kenneth J. Baronsky, Esq.
               Telephone: (213) 892-4000
               Facsimile: (213) 629-5063

          (b)  If to the Company:

               Santa Fe Gaming Corporation
               4949 North Rancho Drive
               Las Vegas, Nevada
               Attention: Paul W. Lowden
               Telephone: (702) 658-4300
               Facsimile: (702) 658-4304

          (c)  If to any Principal Shareholder:

               c/o Santa Fe Gaming Corporation
               4949 North Rancho Drive
               Las Vegas, Nevada
               Attention: [Principal Shareholder]
               Telephone: (702) 658-4300
               Facsimile: (702) 658-4304

          with copies to:

               Gordon & Silver, Ltd.
               3960 Howard Hughes Parkway, /9th/ Floor
               Las Vegas, Nevada 89109
               Attention: James S. Mace, Esq.
               Telephone: (702) 796-5555
               Facsimile: (702) 369-2666

or such other person as the person entitled to notice shall designate in writing, such writing to be delivered to the other parties hereto in the manner provided in this Section 6.1.
                 -----------

          6.2. Entire Agreement; Amendment.  This Agreement (including the
               ---------------------------
various Schedules and Exhibits hereto) sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings relating to the subject matter hereof. This Agreement may be amended or modified only by a written instrument executed by Purchaser and the Principal Shareholders.

          6.3. Individual Provisions.  If any provision of this Agreement is
               ---------------------
held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid and unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the legal, invalid or unenforceable provision, and (iv) there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          6.4. Governing Law; Consent to Jurisdiction; Venue; Waiver of Jury
               -------------------------------------------------------------
Trial. (a) This Agreement shall be governed by the law of the State of Nevada
-----
applicable to contracts executed and performed entirely with the State of Nevada.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Nevada state court or federal court of the United States of America sitting in Las Vegas, Nevada, and any appellate court from any appeal thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Nevada state court or, to the extent permitted by law, in such federal court. Such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Nevada state or federal court. Such party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of the parties in the negotiation, administration, performance or enforcement thereof.

          6.5. Specific Performance.  The parties hereto agree that irreparable
               --------------------
damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy at law or in equity.

          6.6. General.  This Agreement: (i) shall inure to the benefit of and
               -------
be binding on the parties hereto and their heirs, personal representatives, successors and permitted assigns, nothing in this Agreement, expressed or implied, being intended to confer upon any other person any rights or remedies hereunder; (ii) may not be assigned by a party without the prior written consent of the other parties (provided, however, that it may be assigned by Purchaser to
                      --------  -------
an affiliate of Purchaser without the consent of the other parties hereto); and
(iii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The Section, Schedule and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           (The remainder of this page is intentionally left blank)

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written.

                              STATION CASINOS, INC.,
                              a Nevada corporation



                              By:    /s/
                                     -----------------------------------
                              Name:  Glenn C. Christenson
                              Title: EVP/CFO/CAO


                              PRINCIPAL SHAREHOLDERS:



                              /s/
                              ------------------------------------
                              Paul W. Lowden, an individual


                              /s/
                              ------------------------------------
                              David G. Lowden, an individual


                              /s/
                              ------------------------------------
                              Christopher W. Lowden, an individual

                                   SCHEDULE A

--------------------------------------------------------------------------------
Shareholder Name                            Number of Shares Owned
--------------------------------------------------------------------------------
Paul W. Lowden                                     _________
--------------------------------------------------------------------------------
David G. Lowden                                    _________
--------------------------------------------------------------------------------
Christopher W. Lowden                              _________
--------------------------------------------------------------------------------